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                                                                    EXHIBIT 10.1

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       BANK OF AMERICA                                    AMENDMENT TO DOCUMENTS

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                    AMENDMENT NO. 1 TO BUSINESS LOAN AGREEMENT

     This Amendment No. 1 (the "Amendment") dated as of May 8, 1997, is between Bank of America National Trust and Savings Association (the "Bank") and DURA PHARMACEUTICALS, INC. (the "Borrower").

                                     RECITALS

     A. The Bank and the Borrower entered into a certain Business Loan Agreement dated as of April 14, 1997 (the "Agreement").

     B.   The Bank and the Borrower desire to amend the Agreement.


                                    AGREEMENT

     1.   DEFINITIONS.   Capitalized terms used but not defined in this
          Amendment shall have the meaning given to them in the Agreement.

     2.   AMENDMENTS.    The Agreement is hereby amended as follows:

2.1 In Subparagraph 6.2(d) of the Agreement, the form of the compliance certificate required is amended in its entirety as set forth in the compliance certificate attached hereto.

2.2 In Subparagraph 6.3(a) of the Agreement, the amount "One Hundred Thirty Million Dollars ($130,000,000)" is substituted for the amount "Two Hundred Million Dollars ($200,000,000)."

2.3 In Subparagraph 6.3(b)(i)(A) of the Agreement, the amount "One Hundred Eighty Million Dollars ($180,000,000)" is substituted for the amount "Two Hundred Fifty Million Dollars ($250,000,000)."

2.4  Subparagraph 6.3(b)(ii)(B) is amended to read in its entirety as follows:

     "(B) The amount of purchases of intangible assets up to a maximum of Fifty
          Million Dollars ($50,000,000), excluding intangible assets related to the Borrower's acquisition of Nasarel and Nasalide."

3.   EFFECT OF AMENDMENT.     Except as provided in this Amendment, all of
     the terms and conditions of the Agreement shall remain in full force and effect.

     This Amendment is executed as of the date stated at the beginning of this Amendment.


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BANK OF AMERICA
NATIONAL TRUST AND SAVINGS ASSOCIATION



X   /s/ Susan J. Pepping
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BY:     SUSAN J. PEPPING
TITLE:  VICE PRESIDENT


DURA PHARMACEUTICALS, INC.



X   /s/ James W. Newman
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BY:     JAMES W. NEWMAN
TITLE:  SR. V.P. FINANCE & ADMIN., CFO



X   /s/ Erle Mast
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BY:     ERLE MAST
TITLE:  V.P. FINANCE


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